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                  STEIN ROE MUNICIPAL TRUST
              Stein Roe Municipal Money Market Fund
              Stein Roe Intermediate Municipals Fund
              Stein Roe Managed Municipals Fund
              Stein Roe High-Yield Municipals Fund

Supplement to February 2, 1998 Statement of Additional Information


     The following is hereby added to the section of the Statement of Additional Information entitled Purchases and Redemptions:

     "Purchases Through Third Parties. You may purchase (or redeem) shares through certain broker-dealers, banks, or other intermediaries ("Intermediaries"). These Intermediaries may charge for their services or place limitations on the extent to which you may use the services offered by Municipal Trust. There are no charges or limitations imposed by Municipal Trust, other than those described in the prospectus, if shares are purchased (or redeemed) directly from Municipal Trust.

     "Some Intermediaries that maintain nominee accounts with the Funds for their clients for whom they hold Fund shares charge an annual fee of up to 0.35% of the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. The Adviser and the Funds' transfer agent share in the expense of these fees, and the Adviser pays all sales and promotional expenses."

               This Supplement is Dated July 1, 1998